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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3, as amended, (No. 333-85987) of El Paso Energy Partners, L.P., (the "Partnership") of (i) our report dated March 07, 2001 relating to the consolidated financial statements of the Partnership and subsidiaries and (ii) our report dated March 28, 2001 relating to the consolidated financial statements of Deepwater Holdings, L.L.C., (iii) our report dated March 29, 2001 relating to the consolidated financial statements of Neptune Pipeline Company, L.L.C., (iv) our report dated March 28, 2001 relating to the financial statements of Manta Ray Gathering Company, L.L.C., (v) our report dated March 28, 2001 relating to the financial statements of Ewing Bank Gathering Company, L.L.C., (vi) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Operating Company, L.L.C., (vii) our report dated March 28, 2001 relating to the financial statements of VK - Main Pass Gathering Company, L.L.C., (viii) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Deepwater, L.L.C., (ix) our report dated March 28, 2001 relating to the financial statements of Delos Offshore Company, L.L.C., (x) our report dated March 28, 2001 relating to the consolidated financial statements of VK - Deepwater Gathering Company, L.L.C.,
(xi) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Oil Transport, L.L.C., (xii) our report dated March 28, 2001 relating to the financial statements of Poseidon Pipeline Company, L.L.C.,
(xiii) our report dated March 28, 2001 relating to the financial statements of Flextrend Development Company, L.L.C., (xiv) our report dated March 28, 2001 relating to the consolidated financial statements of Green Canyon Pipeline Company, L.P., which appear in this Form 10-K.



Houston, Texas
April 2, 2001